CONSENT OF INDEPENDENT CERTIFIED GENERAL ACCOUNTANTS



THE BOARD OF DIRECTORS:

APPLIED COURSEWARE TECHNOLOGY INC.


We consent to the use in the registration statement of our reports dated August 30, 1999 accompanying the financial statements of Applied Courseware Technology Inc. contained in such registration statements.



                                           /s/ Boudreau Porter Hetu & Associates
                                           .....................................
                                           Boudreau Porter Hetu & Associates


Moncton, New Brunswick
September 14, 1999

              CONSENT OF INDEPENDENT CERTIFIED GENERAL ACCOUNTANTS



THE BOARD OF DIRECTORS:

APPLIED COURSEWARE TECHNOLOGY INC.


We consent to the use in the registration statement of our reports dated March 5, 1999 accompanying the financial statements of Applied Courseware Technology Inc. contained in such registration statements.


                                           /s/ Boudreau Porter Hetu & Associates
                                               .................................
                                               Boudreau Porter Hetu & Associates


Moncton, New Brunswick
September 14, 1999

                                                               September 7, 1999




              CONSENT OF INDEPENDENT CERTIFIED GENERAL ACCOUNTANTS



THE BOARD OF DIRECTORS:

APPLIED COURSEWARE TECHNOLOGY INC.


We consent to the use in the registration statement of our reports dated December 4, 1997 accompanying the financial statements of Applied Courseware Technology Inc. contained in such registration statements.


                                           /s/ Boudreau Porter Hetu & Associates
                                              .................................
                                               Boudreau Porter Hetu & Associates


Moncton, New Brunswick
September 7, 1997